UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 10, 2005

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of Principal Executive Offices)

(703) 709-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 8.01 OTHER EVENTS.

On May 10, 2005 and August 9, 2005, QuadraMed Corporation sponsored investment community conference calls to discuss its earnings and other financial results for the first and second fiscal quarters of 2005, ended March 31, 2005 and June 30, 2005, respectively.

Copies of the transcripts of these conference calls are furnished as Exhibit 99.1 and Exhibit 99.2, and are incorporated herein by reference to this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1	QuadraMed Corporation Investment Community Conference Call Transcript, dated May 10, 2005.

Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2005

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	QuadraMed Corporation Investment Community Conference Call Transcript, dated May 10, 2005.

Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 9, 2005.

###